UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2006

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

The registrant previously filed a Current Report on Form 8-K on January 12, 2006 announcing a reorganization. At the time of such filing, the registrant was unable in good faith to estimate the total costs it would incur relating to the reorganization. On April 17, 2006, the registrant filed a Current Report on Form 8-K that contained the registrant's estimate as to the total cost it would incur relating to the reorganization (the "April 17 Form 8-K").

The information set forth in Item 2.05 of the April 17 Form 8-K under the heading entitled "January 6, 2006 Reorganization" is incorporated by reference to Item 2.05 of this Current Report on Form 8-K.

A copy of the press release issued by the registrant on April 11, 2006, as it relates to the January 2006 reorganization, is incorporated by reference to Item 2.05 of this Current Report on Form 8-K.

Item 2.06 Material Impairments.

The information set forth in Item 2.05 of this Current Report on Form 8-K is incorporated by reference to Item 2.06 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.

99.1 Press Release dated April 11, 2006 (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed April 17, 2006).

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by the registrant on January 12, 2006. Except as set forth herein, no other changes are being made to the information set forth in the Current Report on Form 8-K filed on January 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

April 20, 2006	By:	Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer